SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2002

                          MERRILL LYNCH DEPOSITOR, INC.
                 (on behalf of PreferredPLUS Trust Series ELP-1)
             (Exact name of registrant as specified in its charter)

               Delaware                      333-68854-04                      13-3891329
(State or other jurisdiction of        (Commission File Number)    (I.R.S Employer Identification No.)
            incorporation)
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         World Financial Center
           New York, New York                                  10281
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000





INFORMATION TO BE INCLUDED IN REPORT

Item 1.    Changes in Control of Registrant

                  Not Applicable.

Item 2.    Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.    Bankruptcy or Receivership

                  Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.    Other Events

         On March 25, 2002, PreferredPLUS Trust Series ELP-1, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 1,630,160 Class B Trust Certificates.

          In connection therewith, the Depositor entered into a PreferredPlus Trust Certificates Series ELP-1 Supplement, dated as of March 25, 2002, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.    Resignation of Registrant's Directors

                  Not Applicable.



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



Item 7.  Financial Statements and Exhibits

            (a)      Financial statements of businesses acquired.

                     Not Applicable.

            (b)      Pro forma financial information.

                     Not Applicable.

            (c)      Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                             Description

1.2                 Terms  Agreement  between  Merrill  Lynch  Depositor,  Inc.
                    and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated March 20, 2002.

4.2 PreferredPLUS Trust Certificates Series ELP-1 Series Supplement, dated as of March 25, 2002, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.




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



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MERRILL LYNCH DEPOSITOR, INC.


Date:  March 25, 2002           By: /s/ Barry N. Finkelstein
                                    -------------------------
                                      Name:  Barry N. Finkelstein
                                      Title:    President





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



                                INDEX TO EXHIBITS


Exhibit No.                                                   Description

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merril Lynch, Pierce, Fenner & Smith, Incorporated dated March 20, 2002.

4.2 Series Supplement for PreferredPLUS Trust Certificates Series ELP-1, dated as of March 25, 2002, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.


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

                                                                     Exhibit 1.2


                      MERRILL LYNCH, PIERCE, FENNER & SMITH
                                  INCORPORATED

          PREFERREDPLUS CLASS A 7.65 % TRUST CERTIFICATES SERIES ELP-1 PREFERREDPLUS CLASS B 0.10 % TRUST CERTIFICATES SERIES ELP-1

                                 TERMS AGREEMENT


                                                                  March 20, 2002


To:      Merrill Lynch Depositor, Inc.
         World Financial Center
         North Tower
         New York, New York 10281
         Attention: Barry N. Finkelstein


Ladies and Gentlemen:

         We understand that Merrill Lynch Depositor, Inc., a Delaware corporation (the "Company"), proposes to issue and sell 1,630,160 PreferredPLUS Class A 7.65 % Trust Certificates Series ELP-1 (the "Class A Certificates") at a $25 Stated Amount per Class A Trust Certificate and 1,630,160 PreferredPLUS Class B 0.10% Trust Certificates Series ELP-1 (the "Class B Certificates") with a notional principal amount of $25 per Class B Certificate, (the Class A Certificates and Class B Certificates collectively, the "Underwritten Securities")

         Subject to the terms and conditions set forth below and subject to the terms of the Purchase Agreement which are incorporated by reference herein, we offer to purchase the principal amount of Underwritten Securities at the purchase price set forth below.

         The Underwritten Securities shall have the following terms:


Title: PreferredPLUS 7.75% Trust Certificates Series ELP-1, offered in two classes (Class A Trust Certificates and Class B Trust Certificates)

Ratings: BBB from Standard & Poor's and Baa2 from Moody's

Amount:  1,630,160 Class A Trust Certificates
         1,630,160 Class B Trust Certificates


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

Class A Trust Certificate Denominations:  stated amount of $25 and integral multiples thereof
Class B Trust Certificate Denominations:  notional principal amount of $25 and integral multiples thereof

Currency of payment:  U.S. dollars

Distribution rate or formula: Holders of Class A Trust Certificates will be entitled to distributions at 7.65% per annum through January 15, 2032, unless the Class A Trust Certificates are redeemed or called prior to such date. Holders of Class B Trust Certificates will be entitled to distributions at 0.10% per annum through January 15, 2032, unless the Class B Trust Certificates are redeemed or called prior to such date.

Cut-off Date:  March 25, 2002

Distribution payment dates:  January 15 and July 15, commencing July 15, 2002

Regular record dates: As long as the Underlying Securities are represented by one or more global certificated securities, the record day will be the close of business on the Business Day prior to the relevant distribution payment dates, unless a different record date is established for the Underlying Securities. If the Underlying Securities are no longer represented by one or more global certificated securities, the distribution payment date will be at least one Business Day prior to the relevant distribution payment dates.

Stated maturity date:  January 15, 2032

Sinking fund requirements:  None

Conversion provisions:  None

Listing requirements:  Class A listed on the New York Stock Exchange

Black-out provisions:  None

Fixed or Variable Price Offering: Fixed Price Offering

Class A Trust Certificate Purchase Price: $25 per Class A Trust Certificate Class B Trust Certificate Purchase Price: $0.255 per Class B Trust Certificate

Form: Book-entry Trust Certificates with The Depository Trust Company, except in certain limited circumstances

Closing date and location: March 25, 2002, Shearman & Sterling, 599 Lexington Avenue, New York, New York


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         Please accept this offer no later than 10:00 A.M. (New York City time)
on March 20, 2002 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                    Very truly yours,

                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED

                                    By  /s/ Barry Finkelstein
                                       ---------------------------
                                          Authorized Signatory




Accepted:

MERRILL LYNCH DEPOSITOR, INC.


By /s/ Barry Finkelstein
   -------------------------
   Name:  Barry N. Finkelstein
   Title: President